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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                              ____________________

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                               September 20, 1995


                          ROTONICS MANUFACTURING INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number:  1-9429


           Delaware                                      36-2467474
- --------------------------------                    --------------------
 (State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                      Identification No.)


            17022 South Figueroa Street, Gardena, California  90248
            -------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (310) 538-4932
                        -------------------------------
                        (Registrant's telephone number)


                                       N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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Item 4.     Change in Registrant's Certifying Accountant.


            (a) On September 20, 1995, the Registrant dismissed Price Waterhouse LLP ("Price Waterhouse") as the independent accountants. The Registrant's Board of Directors approved of the decision to dismiss Price Waterhouse.

            In connection with the audits of the fiscal years ending June 30, 1994 and 1995 or during the period from June 30, 1995 to September 20, 1995, there have been no disagreements with Price Waterhouse on any matter of accounting principles or practice, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Price Waterhouse would have caused them to make reference thereto in their report on the financial statements for such years.

            The reports of Price Waterhouse on the Company's financial statements for the fiscal years ended June 30, 1994 and 1995 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

            Registrant has requested that Price Waterhouse furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter when furnished to Registrant will be held as Exhibit 16 to this Form 8-K.

            (b) Registrant has engaged Arthur Andersen as its new independent accountants effective as of September 20, 1995. During Registrant's fiscal years ending June 30, 1994 and 1995 and the period from June 30, 1995 to September 20, 1995, Registrant did not consult with Arthur Andersen on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditors (as described in Item 304(a)(2) of Regulation S-K).


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (16) Letter from Price Waterhouse pursuant to Item 304(a)(3) of Regulation S-K.*



* to be filed by amendment.





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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ROTONICS MANUFACTURING INC.



September 27, 1995                    By:  /s/ Douglas W. Russell
                                          ------------------------------------
                                          Douglas W. Russell
                                          Assistant Secretary, Treasurer
                                             and Chief Financial Officer





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